March 8, 2018

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE: CML Variable Annuity Account A

File No. 811-01733, CIK 0000021166

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners the 2017 annual report for the underlying management investment company listed in the table below. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

The 2017 annual report of the investment company listed below is incorporated by reference.

Investment Company	CIK
Oppenheimer Variable Account Funds.	0000752737

Very truly yours,

/s/ James M. Rodolakis

James M. Rodolakis

Vice President & Senior Counsel

Massachusetts Mutual Life Insurance Company